SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 1999

                                 About.com, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-25525                                13-4034015
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      (Commission File Number)            (I.R.S. Employer Identification No.)

      220 East 42nd Street, 24th Floor, New York, New York       10017
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            (Address of Principal Executive Offices)           (Zip Code)

                                 (212) 849-2000
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              (Registrant's Telephone Number, Including Area Code)

                               MiningCo.com, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On May 17, 1999, the registrant changed its name from MiningCo.com, Inc. to About.com, Inc. On May 20, 1999, the Nasdaq National Market ticker symbol for the registrant's common stock was changed from "MINE" to "BOUT".

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    About.com, Inc.
                                    --------------------------------------------
                                    (Registrant)

                                    By: /s/ Scott P. Kurnit
                                        ----------------------------------------
                                    Name:  Scott P. Kurnit
                                    Title: President and Chief Executive Officer

Dated:  June 3, 1999